                                                                   EXHIBIT 10.18

                               FIRST AMENDMENT TO

                       RENEWAL AND MODIFICATION AGREEMENT

     This First Amendment to Renewal and Modification Agreement (hereafter "First Amended Agreement") is made and entered into effective December 15, 2004 by and between SUPERIOR GALLERIES, INC., a Delaware Corporation, and Silvano DiGenova (hereafter "SUPERIOR"), and the John Wesley English Living Trust (hereafter "Trust") and amends that certain Renewal and Modification Agreement between the parties dated September 30, 2003 (hereafter "Renewal Agreement") and the Secured Revolving Line of Credit Agreement between the parties hereto dated August 8, 2002 (hereafter "Line of Credit Agreement"). All terms of both the Renewal Agreement and the Line of Credit Agreement shall be referred to herein as the Existing Agreements. It is acknowledged and agreed that Superior Galleries, Inc. is the successor in interest to Tangible Asset Galleries, Inc. (hereafter "TAG") and has assumed all liabilities, obligations, and rights of TAG under the Existing Agreements and all ancillary agreements related thereto. It is further acknowledged and agreed that the Trust has assumed all liabilities, obligations, and rights of John Wesley English under the Existing Agreements and all ancillary agreements thereto. Unless otherwise stated herein, all terms and conditions of the Existing Agreements and all other agreements between the parties shall remain in full force and be binding as between the parties hereto. It is also acknowledged and agreed that all obligations of Silvano DiGenova under that certain Continuing Guaranty dated August 8, 2002 securing the Existing Agreements (hereafter "Continuing Guaranty") shall remain in full force and effect and inure to the benefit of the Trust.

RECITALS

     As TAG's successor in interest, SUPERIOR is presently obligated to pay to the Trust all unpaid principal due under the Existing Agreements upon five (5) days written demand therefore. This provision has created difficulty to SUPERIOR in raising capital and conducting its affairs as the full amount of the unpaid principal due (presently $2,500,000.00) must be shown on SUPERIOR'S books and financial statements as a current debt that can be called due at any time. To avoid this problem, it is in the best interests of SUPERIOR to extend the due date for the unpaid principal under the Existing Agreements until January 1, 2006. Likewise, it is in the best interests of the Trust that SUPERIOR'S ability to raise capital and expand its business be improved in order to make it more likely that full payment of all obligations to the TRUST under the Existing Agreements will occur. The 2002 and 2003 Financial Statements of SUPERIOR appended to its SEC Form 10-KSB's, Note 15, indicates that SUPERIOR's ability to continue as a going concern remains in doubt, in part due to the "on demand" nature of the outstanding obligations owed by SUPERIOR to the TRUST under the Existing Agreements. By entering into this First Amended Agreement, the best interests of both SUPERIOR and the TRUST are served.

NOW THEREFOR, THE PARTIES AGREE AS FOLLOWS:

     1.) SUPERIOR shall pay to the TRUST the total sum of Three Hundred Thousand Dollars ($300,000.00), in three equal installments as follows:

          a.) One Hundred Thousand Dollars ($100,000.00) shall be paid on or before January 31, 2005;
          b.) One Hundred Thousand Dollars ($100,000.00) shall be paid on or before February 28, 2005; and
          c.) One Hundred Thousand Dollars ($100,000.00) shall be paid on or before March 31, 2005.

     Upon receipt by the TRUST of all three payments totaling Three Hundred Thousand Dollars ($300,000.00), the Existing Agreements shall be modified as follows:

     2.) Paragraph 1 of the Renewal Agreement shall be eliminated and substituted into its place shall be the following:

          1. THE ENTIRE UNPAID PRINCIPAL BALANCE OF THE LOANS PLUS ACCRUED BUT UNPAID INTEREST THEREON (TOGETHER THE "OUTSTANDING DEBT") SHALL BE DUE AND PAYABLE ON JANUARY 31, 2006.

     The remaining provisions of Paragraph 1.3 of the Line of Credit Agreement shall remain intact and enforceable.

     3.) Paragraph 2 of the Renewal Agreement shall be eliminated in its entirety and substituted into its place shall be the following:

          2. SUPERIOR AGREES TO PAY INTEREST ON THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN AMOUNT ON THE FIRST DAY OF EACH MONTH AT A RATE OF SIX PERCENT (6%) PER ANNUM. SAID INTEREST SHALL BE BASED ON THE OUTSTANDING PRINCIPAL BALANCE DUE AS OF THE FIRST DAY OF EACH MONTH. THUS, ANY PRINCIPAL PAYMENTS MADE IN ANY PRECEDING MONTH SHALL REDUCE THE OUTSTANDING PRINCIPAL BALANCE BY THE TOTAL AMOUNT OF PRINCIPAL PAYMENTS MADE BEFORE THE FIRST DAY OF EACH SUCCEEDING MONTH. FAILURE OF SUPERIOR TO MAKE TIMELY PAYMENTS OF EITHER THE PRINCIPAL PAYMENTS REFERENCED IN PARAGRAPH 1 OF THIS FIRST AMENDED AGREEMENT OR INTEREST PAYMENTS DUE UNDER THIS PARAGRAPH WILL CONSTITUTE AN EVENT OF DEFAULT BY SUPERIOR AND THE FULL AMOUNT OF ALL UNPAID PRINCIPAL AND INTEREST SHALL BECOME IMMEDIATELY DUE AND PAYABLE UPON FIVE DAYS WRITTEN DEMAND THEREFORE BY THE TRUST.

     All other provisions of the Existing Agreements, Continuing Guaranty, and all other agreements between the parties (including any security agreements and UCC filings) shall remain in full force and effect. Nothing in this First Amended Agreement is intended to modify, alter, or change the terms and conditions of the Renewal Agreement, the Line of Credit Agreement, or any other agreement between the parties, other than what is expressly stated herein.

     EXECUTED effective as of December 15, 2004.

                                    SUPERIOR GALLERIES, INC.


                                    BY  /S/ SILVANO DIGENOVA
                                       --------------------------------
                                    Silvano DiGenova, President & CEO


                                    /S/ SILVANO DIGENOVA
                                    -----------------------------------
                                        Silvano DiGenova

                                    JOHN WESLEY ENGLISH TRUST


                                    BY  /S/ MICHAEL P. VERNA
                                       --------------------------------
                                            Michael P. Verna, Trustee



                                        2